Retirement Benefit Arrangements	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Retirement Benefit Arrangements
Retirement Benefit Arrangements
For employee retirement benefits, the Company maintains certain defined contributions plans and other active and frozen defined benefit plans. The majority of the defined benefit obligation at December 31, 2019 relates to a hybrid plan accounted for as a defined benefit plan under U.S. GAAP for the Company’s Zurich office employees (the Zurich Plan).
Defined Contribution Plans
Contributions are made by the Company, and in some locations, these contributions are supplemented by the local plan participants. Contributions are based on a percentage of the participant’s base salary depending upon competitive local market practice and vesting provisions meeting legal compliance standards and market trends. The accumulated benefits for the majority of these plans vest immediately or over a four-year period. As required by law, certain retirement plans also provide for death and disability benefits and lump sum indemnities to employees upon retirement.
The Company incurred expenses for these defined contribution arrangements of $13 million, $13 million and $11 million for the years ended December 31, 2019, 2018 and 2017, respectively, included within Other expenses in the Company's Consolidated Statements of Operations.
Active Defined Benefit Plan
The Company maintains the Zurich Plan, which is classified as a hybrid plan and accounted for as a defined benefit plan under U.S. GAAP. At December 31, 2019 and 2018, the funded status of the Zurich Plan was as follows (in thousands of U.S. dollars):

	2019	2018
Underfunded pension obligation at beginning of year	$37,105	$64,342
Change in pension obligation
Service cost	$8,619	$7,203
Interest cost	1,584	1,366
Plan participants’ contributions	3,604	2,938
Actuarial loss (gain)	18,286	(9,439)
Plan amendments	3,551	(19,945)
Benefits paid	(2,352)	(4,901)
Foreign currency adjustments	2,828	(584)
Change in pension obligation	$36,120	$(23,362)
Change in fair value of plan assets
Actual return on plan assets	18,140	958
Employer contributions	7,193	5,245
Plan participants’ contributions	3,604	2,938
Benefits paid	(2,352)	(4,901)
Foreign currency adjustments	2,198	(365)
Change in fair value of plan assets	$28,783	$3,875
Underfunded pension obligation at end of year	$44,442	$37,105
Additional information:
Projected benefit obligation at end of year(1)	$197,912	$161,792
Fair value of plan assets at end of year	$153,470	$124,687
Underfunded pension obligation at end of year	$44,442	$37,105
Accumulated pension obligation at end of year(2)	$189,089	$152,681

(1) Represents the actuarial present value of all benefits attributed to employee service rendered to December 31, measured using assumptions as to future compensation levels
(2) Represents the actuarial present value of benefits (whether vested or non-vested) attributed to employee service rendered and compensation to December 31, with no assumption about future compensation levels
At December 31, 2019 and 2018, the underfunded pension obligation of $44 million and $37 million, respectively, was included in Accounts payable, accrued expenses and other in the Consolidated Balance Sheets. The amounts included in Accumulated other comprehensive loss at December 31, 2019 and 2018 were cumulative losses of $16 million (net of $4 million of taxes) and $9 million (net of $2 million of taxes), respectively.
The net periodic benefit cost reported in Other expenses in the Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017 was $5 million, $10 million and $11 million, respectively.
The investment strategy of the Zurich Plan’s Pension Committee is to achieve a consistent long-term return, which will provide sufficient funding for future pension obligations while limiting risk. The expected long-term rate of return on plan assets is based on the expected asset allocation and assumptions concerning long-term interest rates, inflation rates and risk premiums for equities above the risk-free rates of return. These assumptions take into consideration historical long-term rates of return for the relevant asset categories. The investment strategy is reviewed regularly.
In September 2018, the Company approved an amendment to the Zurich Plan related to employer contributions, employee contribution choices, and spousal benefits, which resulted in a reduction of $20 million in the unfunded pension obligation recorded within Accumulated other comprehensive loss in the Consolidated Balance Sheet as of December 31, 2018.
On January 1, 2019, the pension scheme moved from a fully insured scheme with a guaranteed level of return to a partially insured scheme, both under the same pension provider (AXA Winterthur), participating in a single investment pool. On the set-up of the new partially insured plan, a coverage ratio of approximately 111%% was applied to the assets to reflect the change from the fully insured to the partially insured scheme. As at December 31, 2019 the coverage ratio was 115%% based on the performance of the assets. The actual return on plan assets for the year ended December 31, 2019 was $18 million, which included $5 million recognized in net income, and a $13 million reduction of the unfunded pension obligation recorded within Accumulated other comprehensive loss in the Consolidated Balance Sheet primarily related to the one-time impact of transitioning to the new scheme.
The fair value of the Zurich Plan’s assets at December 31, 2019 and 2018 were an investment pool of funds, including cash, of $153 million and $125 million, respectively. The partially insured funds comprise the accumulated pension plan contributions and investment returns thereon. These funds meet the definition of Level 2 inputs of the fair value hierarchy as defined in Note 3(a).
A transition group of pensioners elected to remain under the previous pension arrangement. This resulted in a plan amendment of $4 million which increased the unfunded pension obligation recorded within Accumulated other comprehensive loss in the Consolidated Balance Sheet as at December 31, 2019. This amount will be amortized into net income over the remaining years of service of active participants starting in 2020.
The assumptions used to determine the Zurich Plan’s pension obligation and net periodic benefit cost for the years ended December 31, 2019, 2018 and 2017 were as follows:

	2019		2018		2017
	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost
Discount rate	0.25%	1.00%	1.00%	0.75%	0.75%	0.75%
Expected long-term return on plan assets	—	3.50%	—	0.75%	—	0.75%
Rate of compensation increase	2.00%	2.00%	2.25%	2.25%	2.25%	2.00%

At December 31, 2019, estimated employer contributions to be paid in 2020 related to the Zurich Plan were $7 million and future benefit payments were estimated to be paid as follows (in thousands of U.S. dollars):

Year	Amount
2020	$5,175
2021	$6,841
2022	$6,547
2023	$7,073
2024	$7,631
2025 to 2029	$45,389

The Company does not believe that any of the Zurich Plan’s assets will be returned to the Company during 2020.